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                                                         Exhibit Index at page 4


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): August 21, 2006
                                                 -------------------------------


                               GENESEE CORPORATION
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


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
   NEW YORK                                 0-1653                              16-0445920
------------------------------------------------------------------------------------------------------------
(State or other Jurisdiction                (Commission                         (IRS Employer
of Incorporation)                           File Number)                        Identification No.)

 600 Powers Building, 16 West Main Street, Rochester, New York           14614
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                              (Zip Code)
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Registrant's telephone number, including area code:       (585) 454-1250
                                                   -----------------------------


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

     [ ]  Written communications pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)

     [ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
          CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
          Exchange Act (17 CFR 240.13e-4(c))
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                                                                     Page 2 of 5

Item 7.01      Regulation FD Disclosure.

               Genesee Corporation issued a news release on August 21, 2006, which is furnished with this report as Exhibit 99.


Item 9.01(d)   Financial Statements and Exhibits.

               The Exhibit Index attached hereto is incorporated in this Item
               9.01(d) as if fully set forth herein.


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                                                                     Page 3 of 5


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         Genesee Corporation


Date: August 21, 2006    By /s/ Steven M. Morse
     -----------------      ----------------------------------------------------
                            Steven M. Morse, President, Treasurer and Secretary







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                                                                     Page 4 of 5

                                  EXHIBIT INDEX

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EXHIBIT NUMBER                              DOCUMENT DESCRIPTION                                                  PAGE
--------------                              --------------------                                                  -----
EXHIBIT 99                NEWS RELEASE DATED AUGUST 21, 2006 ANNOUNCING DISSOLUTION OF GENESEE                     5
                          CORPORATION.

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